Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Harrington Bischof
                                             ----------------------------------
                                                  Harrington Bischof




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Jimmy A. Dew
                                             ----------------------------------
                                                  Jimmy A. Dew




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ John M. Dixon
                                             ----------------------------------
                                                  John M. Dixon




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Peter Lardner
                                             ----------------------------------
                                                  Peter Lardner




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Wilbur S. Legg
                                             ----------------------------------
                                                  Wilbur S. Legg




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ John W. Popp
                                             ----------------------------------
                                                  John W. Popp




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ William A. Simpson
                                             ----------------------------------
                                                  William A. Simpson




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Arnold L. Steiner
                                             ----------------------------------
                                                  Arnold L. Steiner




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ William G. White, Jr.
                                             ----------------------------------
                                                  William G. White, Jr.




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as her true and lawful attorney, for her, and in her name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 23rd day of February, 2006.


                                              /s/ Fredricka Taubitz
                                             ----------------------------------
                                                  Fredricka Taubitz




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Charles F. Titterton
                                             ----------------------------------
                                                  Charles F. Titterton




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------

                                                                    Exhibit (24)

                                POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of February, 2006.


                                              /s/ Dennis P. Van Mieghem
                                             ----------------------------------
                                                  Dennis P. Van Mieghem




WITNESS:


/s/ Spencer LeRoy, III
----------------------------------


/s/ Karl W. Mueller
----------------------------------